Exhibit 10.6


                                                BOWNE TRANSLATION SERVICES
                                                55 Water Street
                                                New York, NY 10041
                                                212/924-5500



[BOWNE LOGO]

                             CERTIFICATE OF ACCURACY

This is to certify that the translation described below is, to the best of our knowledge and belief, a true and accurate rendition of the original document.

Job Number:                         Y-96891
                                    -------

Job Name:                           WACHTELL, LIPTON, ROSEN & KATZ
                                    ------------------------------

Job Description:                    BRIDGE LOAN AGREEMENT - 11/15/06
                                    --------------------------------
                                    (1122041021.PDF)
                                    ----------------

Language from:  SPANISH                     into:  ENGLISH

Date:  NOVEMBER 21, 2006                    /S/ PAUL M. MARTINEZ
       ---------------------------------------------------------
                                            Paul M. Martinez
                                            Project Manager



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STATE OF NEW YORK, COUNTY OF KINGS

Subscribed and sworn to before me
this date of November 21, 2006



/s/ Robert J. Mazza
NOTARY PUBLIC

         ROBERT J. MAZZA
Notary Public, State of New York
         No. 02MA5057911
    Qualified in Kings County
Commission Expires April 1, 2010


                      A Member of the International Family of Bowne Companies

         NON-EXTINGUISHING AMENDATORY NOVATION OF BRIDGE LOAN AGREEMENT



                                     between



                               FINANZAS DOS, S.A.

                                   as Borrower



                                  ACCIONA, S.A.

                                  as Guarantor


                                       and


                      BANCO SANTANDER CENTRAL HISPANO, S.A.

                                       as

                                Financing Entity









Madrid, November 15, 2006


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


Madrid, November 15, 2006

                                APPEARING PARTIES

Party of the first part,

(i) FINANZAS DOS, S.A., (hereinafter the "BORROWER"), a Spanish company, with principal office at calle Juan de Mena, No. 8, taxpayer ID No. A-80062755, represented herein by Mr. Juan Gallarrdo [SIC] Cruces, of legal age, national identification document No. 691950H, and by Mr. Valentin Montoya Moya, of legal age, national identification document No. 50539787R, in their capacity as agents with sufficient powers to execute this Agreement, as proven by means of instrument of notarial registration of company resolutions, executed before the Madrid Notary, Manuel Rodriguez Marin, on September 20, 2006, under No. 2,932 of his records.

(ii) ACCIONA, S.A., (hereinafter the "SHAREHOLDER"), a Spanish company, with principal office at Avenida de Europa, 18, and taxpayer ID No. A-08001851, represented herein by Mr. Valentin Montoya Moya, of legal age, national identification document No. 50539787R, and by Mr. Juan Gallardo Cruces, of legal age, national identification document No. 691950H, in their capacity as agents with sufficient powers to execute this Agreement, as proven by means of instrument of power of attorney, executed before the Madrid Notary, Manuel Rodriguez Marin, on October 26, 1998, under No. 2.911 of his records.

(iii) BANCO SANTANDER CENTRAL HISPANO, S.A. (hereinafter the "FINANCING ENTITY"), a Spanish company, with principal office at Paseo Pereda, 9-12, 39004 Santander, Cantabria, taxpayer ID A-39000013, represented herein by Ignacio Dominguez-Adame Bozzano, of legal age, national identification document No. 1.391.826M, and by Manuel Perez Peral, of legal age, national identification document No. 27300295-P, with sufficient powers to execute this Agreement.

                                   THEY STATE

I. On September 26, 2006, Finanzas Dos, S.A., as Borrower, Acciona, S.A., as Guarantor, and Banco Santander Central Hispano, S.A., as Financing Entity, signed a bridge loan agreement (the "BRIDGE LOAN") for an amount of up to (euro) 3,475,000,000 for the purpose of financing the Borrower's acquisition of a maximum of 105,875,211 shares of ENDESA, S.A. (the "AFFECTED COMPANY") constituting 10% of its capital stock, the other conditions of which do not need to be reiterated as they are known to the parties.

II. The Borrower has asked the Financing Entity to expand the Bridge Loan up to a total maximum amount of (euro) 6,950,000,000 for the purpose of financing the Borrower's acquisition of shares of the Affected Company representing up to an additional 10% of its capital stock (the "ACQUISITION").

Therefore, the parties enter into this non-extinguishing amendatory novation of the Bridge Loan, pursuant to the clauses established below.


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



                                     CLAUSES

1.       DEFINITIONS AND EFFECTIVE PERIOD OF THE CONDITIONS

In addition to the definitions that are contained throughout this agreement, the terms defined in the Bridge Loan shall have in this document the same meaning as they are given in that Bridge Loan.

In no case shall this amendatory novation signify the extinction of the Bridge Loan or the cancellation of any obligations contracted by the Parties thereunder. Consequently, the stipulations of the Bridge Loan shall remain in effective and shall subsist fully in every respect that is not amended by this agreement.


2.       AMENDMENT OF CLAUSE ONE OF THE BRIDGE LOAN

Section 1.1 of Clause 1 of the Bridge Agreement shall be amended, effective as of the date of this agreement, pursuant to the following literal wording:

         "SUBJECT TO THE TERMS AND CONDITIONS ESTABLISHED IN THIS AGREEMENT, THE FINANCING ENTITY GRANTS TO THE BORROWER, WHICH ACCEPTS, A COMMERCIAL LOAN ("BRIDGE LOAN") FOR A MAXIMUM AMOUNT OF (EURO) 6,950,000,000 (SIX BILLION NINE HUNDRED FIFTY MILLION EUROS (THE "LOAN AMOUNT").

         THE BORROWER AGREES TO USE THE BRIDGE LOAN PURSUANT TO THE TERMS AND CONDITIONS ESTABLISHED IN THIS AGREEMENT, TO RETURN THE DRAWN DOWN PRINCIPAL AND TO PAY INTEREST THEREON; IT FURTHER AGREES TO PAY THE COMMISSIONS, COSTS, TAXES AND EXPENSES ASSUMED IN THE BRIDGE LOAN AND TO PERFORM THE OTHER OBLIGATIONS PURSUANT TO THE PROVISIONS OF THIS AGREEMENT."


3.       COMMISSION OF EXPANSION OF THE MAXIMUM AMOUNT

The Financing Entity shall receive a commission for expansion of the maximum amount of (euro) 1,737,500 (ONE MILLION SEVEN HUNDRED THIRTY-SEVEN THOUSAND FIVE HUNDRED EUROS), which the Borrower must pay in any event on or before the date of normal or early maturity of the Bridge Loan.


4.       TAXES AND EXPENSES

The Borrower assumes the obligation to pay any taxes and expenses that are assessed or incurred as a result of the execution, amendment, performance or extinction of this amendatory novation agreement, pursuant to the terms established in Clause 11 of the Bridge Loan.


5.       SHAREHOLDER CONFIRMATION

The Shareholder confirms and I extend [SIC] to this amendment the validity and efficacy of the guaranty provided to the Financing Entity by virtue of Clause 16 of the Bridge Loan.


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


6.       JURISDICTION

The Parties waive any venue that might correspond to them and submit themselves expressly to the jurisdiction and competence of the Courts and Tribunals of the City of Madrid.


7.       NOTARIAL REGISTRATION

Any of the Parties may ask the other to notarially register this Agreement. The expenses involved in notarial registration shall be paid by the party requesting it.

In witness whereof, the Parties [word missing] this contract in three original counterparts, one for the Borrower, one for the Shareholder and the other for the Financing Entity.


BANCO SANTANDER CENTRAL HISPANO, S.A.

       /s/ Ignacio Dominguez-Adame Bozzano            /s/ Manuel Perez Peral
Name:  Mr. Ignacio Dominguez-Adame Bozzano            Mr. Manuel Perez Peral


ACCIONA, S.A.

      /s/ Valentin Montoya Moya                     /s/ Juan Gallardo Cruces
Name: Mr. Valentin Montoya Moya                     Mr. Juan Gallardo Cruces


FINANZAS DOS, S.A.

      /s/ Juan Gallardo Cruces                      /s/ Valentin Montoya Moya
Name: Mr. Juan Gallardo Cruces                      Mr. Valentin Montoya Moya




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